Exhibit 12
CERTIFICATION UNDER SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Sergio Ermotti,

certify that:
1.

I have reviewed this annual report on

Form 20-F of UBS AG;
2.

Based on my knowledge, this report does

not contain any untrue statement of a

material fact or omit
to state a material fact necessary to make the

statements made, in light of the circumstances

under
which such statements were made, not

misleading with respect to the period covered by

this report;
3.

Based on my knowledge, the financial statements,

and other financial information included in

this
report, fairly present in all material respects

the financial condition, results of operations and

cash
flows of the company as of, and for, the periods presented in this report;
4.

The company’s other certifying officer(s) and I are responsible for establishing and maintaining
disclosure controls and procedures (as defined

in Exchange Act Rules 13a-15(e) and 15d-15(e))

and
internal control over financial reporting (as defined

in Exchange Act Rules 13a-15(f) and 15d-15(f))

for
the company and have:
a.

Designed such disclosure controls and procedures,

or caused such disclosure controls and
procedures to be designed under our supervision,

to ensure that material information relating
to the company, including its consolidated subsidiaries, is made known to us by others within
those entities, particularly during the period in

which this report is being prepared;
b.

Designed such internal control over financial

reporting, or caused such internal control

over
financial reporting to be designed under our

supervision, to provide reasonable assurance
regarding the reliability of financial reporting

and the preparation of financial statements

for
external purposes in accordance with generally

accepted accounting principles;
c.

Evaluated the effectiveness of the company’s disclosure

controls and procedures and
presented in this report our conclusions about

the effectiveness of the disclosure controls and
procedures, as of the end of the period covered

by this report based on such evaluation;

and
d.

Disclosed in this report any change in the company’s

internal control over financial reporting
that occurred during the period covered

by the annual report that has materially

affected, or is
reasonably likely to materially affect, the company’s internal control over financial reporting;
and
5.

The company’s other certifying officer(s) and I have disclosed,

based on our most recent evaluation

of
internal control over financial reporting, to

the company’s auditors and the audit committee

of the
company’s board of directors (or persons performing

the equivalent functions):
a.

All significant deficiencies and material weaknesses

in the design or operation of internal
control over financial reporting which are

reasonably likely to adversely affect the company’s
ability to record, process, summarize and

report financial information; and

b.

Any fraud, whether or not material, that

involves management or other employees

who have a
significant role in the company’s internal control

over financial reporting.
Date: March 28,

2024

/s/

Sergio Ermotti _________________

Name:

Sergio Ermotti

Title:

President of the Executive Board

CERTIFICATION UNDER SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Todd

Tuckner,

certify that:
1.

I have reviewed this annual report on

Form 20-F of UBS AG;
2.

Based on my knowledge, this report does

not contain any untrue statement of a

material fact or omit
to state a material fact necessary to make the

statements made, in light of the circumstances

under
which such statements were made, not

misleading with respect to the period covered by

this report;
3.

Based on my knowledge, the financial statements,

and other financial information included in

this
report, fairly present in all material respects

the financial condition, results of operations and

cash
flows of the company as of, and for, the periods presented in this report;
4.

The company’s other certifying officer(s) and I are responsible for establishing and maintaining
disclosure controls and procedures (as defined

in Exchange Act Rules 13a-15(e) and 15d-15(e))

and
internal control over financial reporting (as defined

in Exchange Act Rules 13a-15(f) and 15d-15(f))

for
the company and have:
a.

Designed such disclosure controls and procedures,

or caused such disclosure controls and
procedures to be designed under our supervision,

to ensure that material information relating
to the company, including its consolidated subsidiaries, is made known to us by others within
those entities, particularly during the period in

which this report is being prepared;
b.

Designed such internal control over financial

reporting, or caused such internal control

over
financial reporting to be designed under our

supervision, to provide reasonable assurance
regarding the reliability of financial reporting

and the preparation of financial statements

for
external purposes in accordance with generally

accepted accounting principles;
c.

Evaluated the effectiveness of the company’s disclosure

controls and procedures and
presented in this report our conclusions about

the effectiveness of the disclosure controls and
procedures, as of the end of the period covered

by this report based on such evaluation;

and
d.

Disclosed in this report any change in the company’s

internal control over financial reporting
that occurred during the period covered

by the annual report that has materially

affected, or is
reasonably likely to materially affect, the company’s internal control over financial reporting;
and
5.

The company’s other certifying officer(s) and I have disclosed,

based on our most recent evaluation

of
internal control over financial reporting, to

the company’s auditors and the audit committee

of the
company’s board of directors (or persons performing

the equivalent functions):
a.

All significant deficiencies and material weaknesses

in the design or operation of internal
control over financial reporting which are

reasonably likely to adversely affect the company’s
ability to record, process, summarize and

report financial information; and

b.

Any fraud, whether or not material, that

involves management or other employees

who have a
significant role in the company’s internal control

over financial reporting.
Date: March 28,

2024

_/s/ Todd

Tuckner

__________

Name:

Todd

Tuckner

Title:

Chief Financial Officer